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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 5, 2006
                                                           ------------


                            AMERICAN MOLD GUARD, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    CALIFORNIA                      001-32862                  74-3077656
 -----------------                -------------                 ----------
 (STATE OR OTHER                  (COMMISSION                 (IRS EMPLOYER
 JURISDICTION OF                  FILE   NUMBER)            IDENTIFICATION NO.)
  INCORPORATION)

                        30200 RANCHO VIEJO ROAD, SUITE G
                     SAN JUAN CAPISTRANO, CALIFORNIA, 92675
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 240-5144


 ------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01: OTHER EVENTS.

         On June 5, 2006, American Mold Guard, Inc. ("AMGI") issued a press release announcing that Paulson Investment Company, Inc., the representative of the several underwriters of its initial public offering that was effective April 26, 2006, has exercised the balance of its overallotment option in part and will purchase 100,000 shares of Common Stock, 100,000 Class A Warrants and 100,000 Class B Warrants. The closing is scheduled for Wednesday, June 7, 2006. The gross proceeds from the exercise of the option will be approximately $650,000 million and the net proceeds to the company, after the underwriting discount, will be approximately $600,000.


ITEM 9.01: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits:


EXHIBIT
 NUMBER             DESCRIPTION
--------            -----------
99.1               Press release dated Jun 5, 2006.


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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                American Mold Guard, Inc.


Dated:  June 7, 2006                            By:   /s/ Paul B. Bowman
                                                   -----------------------------
                                                    Paul B. Bowman,
                                                    Chief Financial Officer

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


CORRECTING and REPLACING American Mold Guard, Inc. Announces Paulson Investment Company, Inc. Has Exercised the Balance of Its Overallotment Option

    SAN JUAN CAPISTRANO, Calif.--(BUSINESS WIRE)--June 5, 2006--: Please replace the release dated May 31, 2006 with the following corrected version due to multiple revisions.

    The corrected release reads:

       AMERICAN MOLD GUARD, INC. ISSUES CORRECTION OF PRIOR PRESS RELEASE
                 ON EXERCISE OF BALANCE OF OVERALLOTMENT OPTION

     American Mold Guard, Inc. (Nasdaq:AMGI, AMGIW, and AMGIZ) (BSE:AML), a provider of mold prevention services to the residential real estate construction industry, today announced that Paulson Investment Company, Inc. ("Paulson"), the representative of the several underwriters of its initial public offering that was effective April 26, 2006, will purchase 100,000 shares of the Company's common stock, 100,000 Class A Warrants and 100,000 Class B Warrants pursuant to the overallotment option that the Company had granted to Paulson in connection with its initial public offering. The Company had previously reported that Paulson had advised that it would purchase 205,000 of each class of securities. The closing for the sale and issuance of these securities has been rescheduled for June 7, 2006. The net proceeds to the Company are expected to be approximately $600,000. Paulson has until June 10, 2006 to exercise the balance of the overallotment option.

About American Mold Guard, Inc.

     Founded in 2002, American Mold Guard, Inc. is an industry leader in the field of mold prevention services. Its services are primarily focused on the residential real estate construction industry in California, Texas, Florida and Louisiana. Its customers include many of the largest national and regional home builders. Visit: www.americanmoldguard.com

STATEMENTS IN THIS PRESS RELEASE THAT ARE NOT STATEMENTS OF HISTORICAL OR CURRENT FACT CONSTITUTE "FORWARD-LOOKING STATEMENTS." SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER UNKNOWN FACTORS THAT COULD CAUSE THE COMPANY'S ACTUAL OPERATING RESULTS TO BE MATERIALLY DIFFERENT FROM ANY HISTORICAL RESULTS OR FROM ANY FUTURE RESULTS EXPRESSES OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. IN ADDITION TO STATEMENTS THAT EXPLICITLY DESCRIBE THESE RISKS AND UNCERTAINTIES, READERS ARE URGED TO CONSIDER STATEMENTS THAT CONTAIN TERMS SUCH AS "BELIEVES," "BELIEF," "EXPECTS," "EXPECT," "INTENDS," "INTEND," "ANTICIPATE," "ANTICIPATES," "PLANS," "PLAN," TO BE UNCERTAIN AND FORWARD-LOOKING. IN PARTICULAR, AMERICAN MOLD GUARD MAKES NO REPRESENTATIONS THAT THE CLOSING FOR THE SECURITIES UNDERLYING THE OVER-ALLOTMENT OPTION WILL OCCUR. THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN ARE ALSO SUBJECT GENERALLY TO OTHER RISKS AND UNCERTAINTIES THAT ARE DESCRIBED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH SECURITIES AND EXCHANGE COMMISSION.


    CONTACT: American Mold Guard, Inc.
             Paul Bowman, 949-240-5144
             paulb@americanmoldguard.com
             or
             Investor Awareness, Inc.
             Tony Schor or Lindsay Kenoe (Investor Relations),
             847-945-2222
             www.investorawareness.com


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